Exhibit 99.1


Accrued Interest Date:                                 Collection Period Ending:
26-Dec-06                                                              31-Dec-06

Distribution Date:         BMW VEHICLE OWNER TRUST 2005-A               Period #
25-Jan-07                  ------------------------------                     22

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Balances
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
                                                                                Initial        Period End
    Receivables                                                          $1,500,000,024      $582,314,846
    Reserve Account                                                          $7,194,411        $7,194,411
    Yield Supplement Overcollateralization                                  $61,117,886       $22,703,859
    Overcollateralization                                                          $137        $2,598,782
    Class A-1 Notes                                                        $324,000,000                $0
    Class A-2 Notes                                                        $457,000,000                $0
    Class A-3 Notes                                                        $361,000,000      $260,130,205
    Class A-4 Notes                                                        $264,507,000      $264,507,000
    Class B Notes                                                           $32,375,000       $32,375,000

Current Collection Period
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    Beginning Receivables Outstanding                                      $612,533,555
    Collections
        Principal Collections
             Receipts of Scheduled Principal                                $19,323,561
             Receipts of Pre-Paid Principal                                 $10,186,540
             Liquidation Proceeds                                              $393,210
             Principal Balance Allocable to Gross Charge-offs                  $315,398
        Total Principal Reduction                                           $30,218,710

        Interest Collections
             Receipts of Interest                                            $2,092,955
             Servicer Advances                                                  $41,884
             Reimbursement of Previous Servicer Advances                             $0
             Accrued Interest on Purchased Receivables                               $0
             Recoveries                                                         $37,914
             Net Investment Earnings                                            $31,554
        Total Interest Collections                                           $2,204,308

    Total Collections                                                       $32,107,619

    Ending Receivables Outstanding                                         $582,314,846

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                    $191,581
    Current Period Servicer Advance                                             $41,884
    Current Reimbursement of Previous Servicer Advance                               $0
    Ending Period Unreimbursed Previous Servicer Advances                      $233,465

Collection Account
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    Deposits to Collection Account                                          $32,107,619

    Distribution Amounts Due
        Servicing Fees Due                                                     $510,445
        Class A Noteholder Interest Distribution Due                         $1,914,625
        First Priority Principal Distribution Due                                    $0
        Class B Noteholder Interest Distribution Due                           $119,518
        Second Priority Principal Distribution Due                          $25,751,197
        Reserve Account Deposit Due                                                  $0
        Regular Principal Distribution Due                                   $2,598,782
        Unpaid Trustee Fees Due                                                      $0

        Amounts Paid to the Servicer                                           $510,445
        Amounts Deposited into Note Distribution Account                    $30,384,121
        Amounts Deposited into Reserve Account                                       $0
        Excess Funds Released to Depositor                                   $1,213,054
    Total Distributions from Collection Account                             $32,107,619


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Excess Funds Released to the Depositor
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        Release from Reserve Account                                                 $0
        Release from Collection Account                                      $1,213,054
    Total Excess Funds Released to the Depositor                             $1,213,054

Note Distribution Account
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    Amount Deposited from the Collection Account                            $30,384,121
    Interest Distribution to Noteholders                                     $2,034,143
    Principal Distribution to Noteholders                                   $28,349,978
    Amount Deposited from the Reserve Account                                        $0
    Amount Paid to Noteholders                                              $30,384,121

Distributions
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    Interest Distributable Amount                                           Current Int        Per $1,000
    Class A-1 Notes                                                                  $0             $0.00
    Class A-2 Notes                                                                  $0             $0.00
    Class A-3 Notes                                                            $971,217             $3.37
    Class A-4 Notes                                                            $943,408             $3.57
    Class B Notes                                                              $119,518             $3.69

    Monthly Principal Distributable Amount                              Current Payment    Ending Balance     Per $1,000      Factor
    Class A-1 Notes                                                                  $0                $0          $0.00       0.00%
    Class A-2 Notes                                                                  $0                $0          $0.00       0.00%
    Class A-3 Notes                                                         $28,349,978      $260,130,205         $98.27      90.17%
    Class A-4 Notes                                                                  $0      $264,507,000          $0.00     100.00%
    Class B Notes                                                                    $0       $32,375,000          $0.00     100.00%

Carryover Shortfalls
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                                                                 Prior Period Carryover   Current Payment     Per $1,000
    Class A-1 Interest Carryover Shortfall                                           $0                $0             $0
    Class A-2 Interest Carryover Shortfall                                           $0                $0             $0
    Class A-3 Interest Carryover Shortfall                                           $0                $0             $0
    Class A-4 Interest Carryover Shortfall                                           $0                $0             $0
    Class B Interest Carryover Shortfall                                             $0                $0             $0


Receivables Data
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                                                                       Beginning Period     Ending Period
    Number of Contracts                                                          38,476            37,667
    Weighted Average Remaining Term                                               33.06             32.10
    Weighted Average Annual Percentage Rate                                       4.21%             4.21%

    Delinquencies Aging Profile End of Period                             Dollar Amount        Percentage
        Current                                                            $526,597,399            90.43%
        1-29 days                                                           $43,993,315             7.55%
        30-59 days                                                           $8,214,038             1.41%
        60-89 days                                                           $1,731,328             0.30%
        90-119 days                                                            $799,608             0.14%
        120+ days                                                              $979,159             0.17%
        Total                                                              $582,314,846           100.00%
        Delinquent Receivables +30 days past due                            $11,724,133             2.01%


    Write-offs
        Gross Principal Write-Offs for Current Period                          $315,398
        Recoveries for Current Period                                           $37,914
        Net Write-Offs for Current Period                                      $277,484

        Cumulative Realized Losses                                           $5,756,291


    Repossessions                                                         Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                     $1,221,103                55
        Ending Period Repossessed Receivables Balance                        $1,086,166                50
        Principal Balance of 90+ Day Repossessed Vehicles                      $150,300                 6



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Yield Supplement Overcollateralization
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    Beginning Period Required Amount                                        $24,067,629
    Beginning Period Amount                                                 $24,067,629
    Current Distribution Date Required Amount                               $22,703,859
    Current Period Release                                                   $1,363,770
    Ending Period Amount                                                    $22,703,859
    Next Distribution Date Required Amount                                  $21,378,384

Reserve Account
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    Beginning Period Required Amount                                         $7,194,411
    Beginning Period Amount                                                  $7,194,411
    Net Investment Earnings                                                     $31,554
    Beginning Period Required Amount                                         $7,194,411
    Current Period Deposit Amount Due                                                $0
    Current Period Deposit Amount Paid From Collection Account                       $0
    Current Period Release to Note Distribution Account                              $0
    Ending Period Required Amount                                            $7,194,411
    Current Period Release to Depositor                                              $0
    Ending Period Amount                                                     $7,194,411


Overcollateralization
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    Beginning Period Amount                                                  $3,103,743
    Ending Period Target Credit Enhancement OC Amount                        $2,598,782
    Ending Period Amount                                                     $2,598,782
    Current Period Release                                                     $504,961



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